Supplement to
Fidelity's California Municipal Funds
April 26, 2001
Prospectus

The following information replaces the information for Spartan California Municipal Income Fund found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 15.

Spartan California Municipal Income Fund seeks a high level of current income, exempt from federal and California personal income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and California personal income taxes.

CMS-01-04 September 29, 2001
1.479535.107